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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2003

Date of reporting period: DECEMBER 31, 2003

Item 1. Report to Shareholders.


                                                                  VAN ECK GLOBAL
                                                       Worldwide Insurance Trust

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003

                                                      WORLDWIDE REAL ESTATE FUND

                         GLOBAL INVESTMENTS SINCE 1955

[Graphic Omitted]

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of December 31, 2003, and are subject to change.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Real Estate Fund's total return was 34.50% for 2003. This compares favorably to the 36.74% gain of the Morgan Stanley REIT Index,(1) which reflects the U.S. market only. At the same time, the benchmark Citigroup World Property Index(2) gained 41.16%. Real estate investments, both investments in direct property and Real Estate Investment Trusts (REITs), continued to outpace the broader stock market in 2003, albeit to a lesser degree than in the bear market of the prior three years. The U.S. stock market, as measured by the Standard & Poor's (S&P) 500 Index,(3) gained 28.67% in 2003, its first positive year since 1999. For a review of your Fund's results dating back to its inception in 1997, please see the chart that follows this letter.

MARKET REVIEW

Real estate investments performed well in 2003, a year in which the general mood among investors reversed direction. Here in the U.S., while the first half was marked by concerns over the war in Iraq and the sustainability of the nascent economic recovery, the second half was marked by increased confidence in the recovery and a dramatic shift that favored equity investments. The period was one in which risk aversion abated and asset classes that are perceived as risky, such as technology and emerging market equities, performed particularly well. For many, it seemed like a return to the heady excesses of the dot.com bubble. In any case, it is important to note that 2003's solid equity returns were, in many cases, not enough to erase the losses sustained in the bear market of the previous three years. We remind you that real estate investments have provided a welcome haven during this period.

Throughout the year, historically low interest rates continued to offer attractive financing terms and to help prop up property values in most real estate sectors. The Federal Reserve added support in June by lowering the fed funds target for the thirteenth time in a row, this time 25 basis points to 1%, its lowest level since 1958. Another key driver for real estate stocks was the high level of demand as measured by fund inflows. Despite the resurgence of the stock market, both individual and institutional investors continued to seek asset classes with low correlation to the broader stock market. At the same time, the S&P 500 Index added many REITs over the past year, spurring demand from index funds. While all this helped the total equity market capitalization of REITs grow from $136 billion to $205 billion (Source: NAREIT(4)) from the end of 1999 to the end of 2003, it was still not enough to meet demand. At year end, REITs were trading at a 15% to 20% premium to net asset value, a dramatic turnaround from the 20% discount of three years ago.

Despite these positive supports, fundamentals in many REIT sectors continued to weaken. These earnings yields came down over the course of the year, as REIT stock prices rose. At year end, REIT earnings yield spreads compared with 10-year Treasuries were very narrow, and corporate bond yields exceeded REIT yields--a scenario not seen since 1993. Nevertheless, there were some healthy dividend increases by many REITs in 2003, and they continued to make sense as an income producer.

FUND REVIEW

Throughout the year, the Fund continued to be focused largely on the real estate markets of the U.S. and CANADA (57.2% and 13.1% of the Fund's total net assets as of December 31, respectively). Retail malls and outlets were strong performing sectors. Chelsea Property Group (2.8% of Fund net assets), for example, has capitalized on huge demand from American shoppers for high-end factory-outlet style shopping centers, and has now begun to expand this concept to overseas markets. The hotel sector has shown marked improvement and investments in this area have benefited the Fund. Occupancy rates have risen as both business travel and tourism improved with the economies. On the other hand, apartments and office space have not done as well, with vacancy rates at their highest levels in years.

JAPAN (12.0% of Fund net assets) also offered attractive real estate investment opportunities in 2003. Because Japanese REITs tend to trade with Japan's financials, a contraction in the financial market in March was shared by the real estate market. While we pared positions temporarily, we did add to them in time to participate when financials rebounded. Office vacancies remain high, 8% at year end, though slightly better than the 8.5% record high level reached earlier in the year. Nonetheless, success stories can be found in office properties: new development projects led to record gains at Sumitomo Realty & Development (4.5% of Fund net assets).

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Our largest European weightings were in SPAIN (4.6% of Fund net assets) and the UNITED KINGDOM (4.0% of Fund net assets). Throughout the year, merger and acquisition activity proved positive for the real estate market in Spain. Real estate equity prices were driven up as buyouts brought elevated stock prices. The UK market presented good values in 2003, and property values have held up reasonably well, though this market, too, is plagued by high vacancy rates. The Fund benefited from investments made in stocks purchased at depressed prices, which later appreciated substantially due to buyout activity.

We still believe that investors should continue to diversify their portfolios by allocating a small percentage to real estate markets. Despite the resurgence of the broader stock market indices, the sector's defensive characteristics should continue to prove beneficial to shareholders during volatile times in the equity markets.

We would like to thank you for your participation in the Van Eck Worldwide Real Estate Fund, and we look forward to helping you meet your investment goals in the future.

[PHOTO OMITTED]            [PHOTO OMITTED]

/s/ Derek S. van Eck       /s/ Samuel R. Halpert

Derek S. van Eck           Samuel R. Halpert
Portfolio Manager          Management Team Member

January 16, 2004

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley REIT Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(2) The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

(3) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(4) The National Association of Real Estate Investment Trusts (NAREIT) is the national trade association for REITs and publicly traded real estate companies. Members are real estate investment trusts (REITs) and other businesses that own, operate and finance income-producing real estate, as well as those firms and individuals who advise, study and service these businesses.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND

--------------------------------------------------------------------------------
                               SECTOR WEIGHTINGS*
                       AS OF DECEMBER 31, 2003 (UNAUDITED)

           [The data below represents a graph in the printed piece.]

                 Diversified                                27.6%
                 Forest Products                             5.1%
                 Healthcare                                  4.3%
                 Other Assets Less Liabilities               2.5%
                 Office                                     15.8%
                 Residential                                 7.1%
                 Regional Malls                             12.5%
                 Industrial                                  5.4%
                 Hotels                                      6.3%
                 Shopping Centers                            3.5%
                 Storage                                     2.5%
                 Other                                       7.4%

                            GEOGRAPHICAL WEIGHTINGS*
                       AS OF DECEMBER 31, 2003 (UNAUDITED)

            [The data below represents a graph in the printed piece]

                United States                               57.2%
                Other Assets  Less Liabilities               2.5%
                Canada                                      13.1%
                Other                                        2.0%
                Japan                                       12.0%
                Spain                                        4.6%
                France                                       1.3%
                Hong Kong                                    3.3%
                United Kingdom                               4.0%

-----------
*Percentage of net assets.

                           WORLDWIDE REAL ESTATE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2003*
--------------------------------------------------------------------------------

TIMBERWEST FOREST CORP.
(CANADA, 5.1%)

TimberWest owns timberland and two lumber manufacturing facilities. The company also has the rights to Crown timber tenures. TimberWest sells and trades logs, and produces lumber products for export markets.

SIMON PROPERTY GROUP, INC.
(U.S., 4.8%)

Simon Property is a self-administered and self managed real estate investment trust. The company is engaged in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

BROOKFIELD PROPERTIES CORP.
(CANADA, 4.7%)

Brookfield Properties is a North American office property company. The company owns and manages a portfolio of properties in Canada and the U.S., and also develops master-planned residential communities.

SUMITOMO REALTY & Development Co. Ltd.
(Japan, 4.5%)

Sumitomo Realty & Development develops, manages, and sells houses and condominiums. The company also develops and manages real estate in overseas markets. Sumitomo undertakes infrastructure projects, manages real estate properties, provides financing services to its customers and operates fitness clubs and restaurants.

MITSUI FUDOSAN CO. LTD.
(JAPAN, 3.7%)

Mitsui Fudosan provides overall real estate services such as leasing, subdivision, construction, sales and maintenance of office buildings and residential houses. The company also manufactures building materials, operates commercial facilities including hotels and golf courses and provides financial services.

MITSUBISHI ESTATE CO. LTD.
(JAPAN, 3.7%)

Mitsubishi Estate invests in real estate properties in Japan and the United States. The company leases, manages and develops commercial buildings in central Tokyo. Mitsubishi Estate also develops and sells residential properties and parking lots and manages recreational facilities, including golf and tennis clubs.

BOSTON PROPERTIES, INC.
(U.S., 3.5%)

Boston Properties develops, redevelops, acquires, manages, operates, and leases office, industrial and hotel properties. The company has a significant presence in the Massachusetts, Washington, D.C., California, Maryland, New Jersey and Virginia markets.

CHELSEA PROPERTY GROUP, INC.
(U.S., 2.8%)

Chelsea Property is a real estate investment trust that owns, develops, leases and manages upscale manufacturers' outlet centers, which are manufacturer-operated retail stores that sell primarily first-quality branded goods at significant discounts from regular department store prices.

PROLOGIS TRUST
(U.S., 2.8%)

ProLogis provides distribution facilities and services. The company owns, manages and develops distribution facilities in various markets throughout North America, Europe and Japan.

CRESCENT REAL ESTATE EQUITIES CO.
(U.S., 2.7%)

Crescent Real Estate owns a diversified portfolio of real estate properties, including office complexes, retail centers, hotel properties, a health and fitness resort and single-family residential developments mainly in Texas and Colorado. Properties include Las Colina Plaza, Continental Plaza and McArthur Center in Texas, and the Citadel in Colorado.

-----------
*Portfolio is subject to change.

                           WORLDWIDE REAL ESTATE FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------
This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Real Estate Fund made at its inception with a similar investment in the Citigroup World Property Index and the Standard & Poor's 500 Index.

                       VAN ECK WORLDWIDE REAL ESTATE FUND
                     vs. Citigroup World Property Index and
                           Standard & Poor's 500 Index

           [The data below represents a graph in the printed piece.]

                          Van Eck       Citigroup      Standard &
                         Worldwide        World          Poor's
                        Real Estate      Property         500
                            Fund          Index          Index
            -------------------------------------------------------
            Jun-97         10000          10000          10000
            Jul-97         10930          10205          10795
            Aug-97         10990           9711          10191
            Sep-97         11980          10178          10749
            Oct-97         11850           8803          10390
            Nov-97         11770           8737          10871
            Dec-97         11960           8579          11057
            Jan-98         11880           8262          11179
            Feb-98         12169           8898          11985
            Mar-98         12458           8831          12599
            Apr-98         12213           8487          12725
            May-98         11869           8001          12507
            Jun-98         11769           7775          13014
            Jul-98         11024           7251          12876
            Aug-98          9935           6508          11017
            Sep-98         10069           6887          11722
            Oct-98         10180           7330          12675
            Nov-98         10535           7525          13443
            Dec-98         10602           7441          14217
            Jan-99         10491           7232          14811
            Feb-99         10411           7175          14351
            Mar-99         10445           7376          14925
            Apr-99         11456           8057          15503
            May-99         11819           7990          15138
            Jun-99         11740           8110          15977
            Jul-99         11240           8035          15479
            Aug-99         11002           7943          15402
            Sep-99         10797           7629          14980
            Oct-99         10479           7472          15928
            Nov-99         10196           7572          16252
            Dec-99         10389           7792          17208
            Jan-00         10184           7569          16344
            Feb-00          9975           7269          16035
            Mar-00         10486           7652          17602
            Apr-00         10939           7702          17073
            May-00         10718           7513          16723
            Jun-00         11148           7998          17135
            Jul-00         11880           8352          16867
            Aug-00         11636           8450          17914
            Sep-00         11868           8515          16969
            Oct-00         11287           8109          16897
            Nov-00         11566           8219          15566
            Dec-00         12333           8820          15642
            Jan-01         12309           8917          16197
            Feb-01         12142           8887          14721
            Mar-01         11951           8476          13789
            Apr-01         12286           8705          14859
            May-01         12584           8797          14959
            Jun-01         13134           9081          14595
            Jul-01         12955           8916          14451
            Aug-01         13289           9230          13548
            Sep-01         12441           8566          12454
            Oct-01         12118           8482          12691
            Nov-01         12704           8796          13665
            Dec-01         12991           8964          13784
            Jan-02         13098           8880          13583
            Feb-02         13209           8969          13321
            Mar-02         13874           9412          13822
            Apr-02         14133           9723          12985
            May-02         14491          10021          12889
            Jun-02         14515           9984          11972
            Jul-02         13221           9527          11039
            Aug-02         12839           9371          11111
            Sep-02         12457           8984           9905
            Oct-02         12002           8885          10775
            Nov-02         12359           9213          11409
            Dec-02         12408           9218          10739
            Jan-03         12075           9056          10458
            Feb-03         12151           9104          10301
            Mar-03         12063           9058          10401
            Apr-03         12353           9404          11257
            May-03         13033          10125          11850
            Jun-03         13286          10354          12001
            Jul-03         13802          10767          12213
            Aug-03         14281          11126          12451
            Sep-03         14861          11638          12319
            Oct-03         15353          12055          13015
            Nov-03         15857          12432          13129
            Dec-03         16689          13013          13817

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/03     1 Year      5 Year  Since Inception(1)
--------------------------------------------------------------------------------
 Van Eck Worldwide Real Estate Fund       34.50%       9.50%       8.17%
--------------------------------------------------------------------------------
 Citigroup World Property Index           41.16%      11.82%       4.13%
--------------------------------------------------------------------------------
 Standard & Poor's 500 Index              28.67%     (0.57)%       5.10%
--------------------------------------------------------------------------------


(1) INCEPTION DATE FOR THE VAN ECK WORLDWIDE REAL ESTATE FUND WAS 6/23/97; index returns are calculated as of nearest month end (6/30/97). Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Citigroup World Property Index and the Standard & Poor's 500 Index (S&P 500) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------
         NO. OF                                   VALUE
COUNTRY  SHARES    SECURITIES (a)                (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 0.4%

         8,000 Westfield Holdings Ltd.          $  84,038
                                              -----------
CANADA: 13.1%

        10,000 BPO Properties Ltd.                269,920
         6,400 Brookfield Homes Corp.             164,928
           500 Brookfield Properties Corp.         14,414
        31,500 Brookfield Properties Corp.(USD)   904,050
       147,000 Killam Properties, Inc.+           197,681
       100,000 TimberWest Forest Corp.            981,529
                                              -----------
                                                2,532,522
                                              -----------
FRANCE: 1.3%

         2,500 Unibail S.A.+                      233,654
           500 Unibail S.A. Warrants+
                 (EUR 43.33, expiring 5/11/04)     12,571
                                              -----------
                                                  246,225
                                              -----------
GERMANY: 0.9%

        15,000 IVG Immobilien AG                  175,924
                                              -----------
HONG KONG: 3.3%

       300,000 Hang Lung Properties Ltd.          384,492
        30,000 Sun Hung Kai Properties Ltd.       248,277
                                              -----------
                                                  632,769
                                              -----------
ITALY: 0.7%

       200,000 Beni Stabili S.p.A.                130,482
                                              -----------
JAPAN: 12.0%

        75,000 Mitsubishi Estate Co. Ltd.         709,398
        80,000 Mitsui Fudosan Co. Ltd.            720,942
       100,000 Sumitomo Realty &
                 Development Co. Ltd.             878,834
                                              -----------
                                                2,309,174
                                              -----------
SPAIN: 4.6%

        10,000 Inmobiliaria Colonial S.A.         238,840
        34,540 Inmobiliaria Urbis S.A.            340,835
         4,865 Metrovacesa S.A.                   166,037
        10,000 Vallehermoso S.A.                  150,846
                                              -----------
                                                  896,558
                                              -----------
UNITED KINGDOM: 4.0%
        32,160 British Land Co. PLC               334,967
        17,500 Canary Wharf Group PLC+             83,568
        20,562 Land Securities Group PLC          363,790
                                              -----------
                                                  782,325
                                              -----------
UNITED STATES: 57.2%
        15,000 AMB Property Corp.                 493,200
        20,000 Annaly Mortgage Management, Inc.   368,000
        11,000 Archstone-Smith Trust              307,780
        14,000 Boston Properties, Inc.            674,660
         5,000 Camden Property Trust              221,500
        10,000 Chelsea Property Group, Inc.       548,100
        30,500 Crescent Real Estate Equities Co.  522,465
        16,000 Equity Office Properties Trust     458,400
        13,000 Equity Residential
                 Properties Trust                 383,630
        18,000 General Growth Properties, Inc.    499,500
        20,300 Hilton Hotels Corp.                347,739
        10,000 Kimco Realty Corp.                 447,500
        65,400 La Quinta Corp.+                   419,214
        12,000 Liberty Property Trust             466,800
        30,000 LTC Properties, Inc.               442,200
        10,000 Macerich Co. (The)                 445,000
        15,500 National Health Investors, Inc.    385,640
        11,000 Newhall Land & Farming Co.         444,180
        17,000 ProLogis Trust                     545,530
        11,000 Public Storage, Inc.               477,290
        20,000 Simon Property Group, Inc.         926,800
         9,000 SL Green Realty Corp.              369,450
        10,000 Starwood Hotels &
                 Resorts Worldwide, Inc.          359,700
        14,250 United Dominion Realty
                 Trust, Inc.                      273,600
        10,000 Urstadt Biddle Properties
                 (Class A)                        141,500
       140,000 Wyndham International, Inc.
                 (Class A)+                        93,800
                                              -----------
                                               11,063,178
                                              -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.5%
(COST: $13,355,389)                            18,853,195
OTHER ASSETS LESS LIABILITIES: 2.5%               490,885
                                              -----------
Net Assets: 100%                              $19,344,080
                                              ===========


-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
+   Non-Income producing

                       See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------
SUMMARY OF           % OF    SUMMARY OF            % OF
INVESTMENTS           NET    INVESTMENTS            NET
BY INDUSTRY         ASSETS   BY INDUSTRY          ASSETS
-----------        --------  -----------         --------
Diversified           27.6%  Shopping Centers       3.5%
Forest Products        5.1%  Storage                2.5%
Healthcare             4.3%  Other                  7.4%
Hotels                 6.3%  Other assets less
Industrial             5.4%    liabilities          2.5%
                                                  -----
Office                15.8%                       100.0%
                                                  =====
Regional Malls        12.5%
Residential            7.1%


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
ASSETS:

Investments, at value (cost $13,355,389) (Note 1) .......           $18,853,195
Cash ....................................................               481,691
Receivables:
  Capital shares sold ...................................                 8,163
  Dividends .............................................                92,184
Prepaid expense .........................................                   724
                                                                    -----------
      Total assets ......................................            19,435,957
                                                                    -----------
LIABILITIES:
Payables:

  Capital shares redeemed ...............................                31,196
  Due to Adviser ........................................                23,833
  Accounts payable ......................................                36,848
                                                                    -----------
      Total liabilities .................................                91,877
                                                                    ===========
Net assets ..............................................           $19,344,080
                                                                    ===========
Shares outstanding ......................................             1,461,242
                                                                    ===========
Net asset value, redemption and offering
  price per share .......................................                $13.24
                                                                    ===========
Net assets consist of:
  Aggregate paid in capital .............................           $14,641,095
  Unrealized appreciation of investments and
    foreign currency transactions .......................             5,498,410
  Undistributed net investment income ...................               387,616
  Accumulated realized loss .............................            (1,183,041)
                                                                    -----------
                                                                    $19,344,080

                                                                    ===========
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $12,092) ....           $   736,756
Interest ................................................                28,672
                                                                    -----------
   Total income .........................................               765,428
EXPENSES:
Management (Note 2) ..................................... $183,274
Administration (Note 2) .................................    2,313
Professional ............................................   36,475
Reports to shareholders .................................   22,421
Transfer agency .........................................    9,806
Custodian ...............................................    9,221
Trustees' fees and expenses .............................    5,478
Interest ................................................       31
Other ...................................................    4,700
                                                          --------
   Total expenses .......................................               273,719
                                                                    -----------

Net investment income ...................................               491,709
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3):
Realized loss from security transactions ................               (89,809)
Realized loss from foreign currency transactions ........                (1,664)
Change in unrealized appreciation of investments ........             5,323,879
Change in unrealized appreciation of foreign
  denominated assets and liabilities ....................                   510
                                                                    -----------
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions .....................             5,232,916
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....           $ 5,724,625
                                                                    ===========


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         YEAR ENDED     YEAR ENDED
                                                                                                        DECEMBER 31,   DECEMBER 31,
                                                                                                           2003           2002
                                                                                                        ------------   ------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .............................................................................  $    491,709   $    520,493
   Realized loss from security transactions ..........................................................       (89,809)      (664,510)
   Realized loss from foreign currency transactions ..................................................        (1,664)       (22,960)
   Change in unrealized appreciation of foreign denominated assets and liabilities ...................           510         (2,363)
   Change in unrealized appreciation of investments ..................................................     5,323,879       (623,744)
                                                                                                        ------------   ------------
     Net increase (decrease) in net assets resulting from operations .................................     5,724,625       (793,084)
                                                                                                        ------------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .............................................................................      (336,311)      (378,552)
                                                                                                        ------------   ------------
CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .....................................................................   177,134,362    186,809,433
   Reinvestment of dividends .........................................................................       336,311        378,552
   Cost of shares reacquired .........................................................................  (178,823,891)  (184,654,715)
                                                                                                        ------------   ------------
     Net increase (decrease) in net assets resulting from capital share transactions .................    (1,353,218)     2,533,270
                                                                                                        ------------   ------------
     Total increase in net assets ....................................................................     4,035,096      1,361,634
NET ASSETS:
Beginning of Year ....................................................................................    15,308,984     13,947,350
                                                                                                        ------------   ------------
End of Year (including undistributed net investment income of $387,616 and $287,799, respectively) ...  $ 19,344,080   $ 15,308,984
                                                                                                        ============   ============
*  SHARES OF BENEFICIAL INTEREST ISSUED AND REAQUIRED (UNLIMITED NUMBER OF $.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold .......................................................................................    17,109,103     18,076,042
   Reinvestment of dividends .........................................................................        35,106         35,612
   Shares reacquired .................................................................................   (17,203,523)   (17,874,125)
                                                                                                        ------------   ------------
   Net increase (decrease) ...........................................................................       (59,314)       237,529
                                                                                                        ============   ============


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
                                                                  2003         2002            2001           2000           1999
                                                                -------      -------         -------         ------         ------
Net Asset Value, Beginning of Year .........................    $ 10.07      $ 10.87         $ 10.62         $ 9.15         $ 9.54
                                                                -------      -------         -------         ------         ------
Income From Investment Operations:
   Net Investment Income ...................................       0.33         0.38            0.35           0.34           0.25
   Net Realized and Unrealized
      Gain (Loss) on Investments and
      Foreign Currency Transactions ........................       3.06        (0.85)           0.20           1.33          (0.44)
                                                                -------      -------         -------         ------         ------
Total From Investment Operations ...........................       3.39        (0.47)           0.55           1.67          (0.19)
                                                                -------      -------         -------         ------         ------
Less Dividends and Distributions:
    Dividends from Net Investment Income ...................      (0.22)       (0.33)          (0.30)         (0.20)         (0.20)
    Distributions from Realized Capital Gains ..............         --           --              --             --             --
                                                                -------      -------         -------         ------         ------
Total Dividends and Distributions ..........................      (0.22)       (0.33)
                                                                                               (0.30)         (0.20)         (0.20)

                                                                -------      -------         -------         ------         ------
Net Asset Value, End of Year ...............................    $ 13.24      $ 10.07         $ 10.87         $10.62         $ 9.15
                                                                =======      =======         =======         ======         ======
Total Return (a) ...........................................      34.50%       (4.48)%          5.34%         18.71%         (2.01)%

                                                                                                                            ------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) ..............................    $19,344      $15,309         $13,947         $6,875         $3,166
Ratio of Gross Expenses to Average Net Assets ..............       1.49%        1.48%           1.62%          2.27%          3.23%
Ratio of Net Expenses to Average Net Assets (c) ............       1.49%        1.46%(b)        1.50%(b)       1.45%(b)       1.44%
Ratio of Net Investment Income to Average Net Assets (c) ...       2.68%        3.04%           4.17%          4.21%          3.33%
Portfolio Turnover Rate ....................................         19%         139%             74%           233%           172%

----------
(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b)  Excluding interest expense.

(c) Net effect of expense waivers, brokerage arrangement and custodian fee arrangement to average net assets for the years ended, December 31, 2001, December 31, 2000 and December 31, 1999, was 0.07%, 0.12% and 0.79%,
     respectively.


                        See Notes to Financial Statements

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Real Estate Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. As of June 23, 2003, the portfolio began pricing securities traded on the NASDAQ Stock Market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into u.s. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. income and expenses are translated at the exchange rates prevailing when accrued. the portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized
gains  and  losses  from  foreign  currency   transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated based on the identified cost basis. Interest income is accrued as earned.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corp. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corp. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

NOTE 3--INVESTMENTS--Purchases   and  sales  of  securities,   other  than  U.S.
government securities and short-term obligations, aggregated $2,896,162 and $3,982,444, respectively, for the year ended December 31, 2003.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2003 was $13,403,170. As of December 31, 2003, net unrealized appreciation for federal income tax purposes aggregated $5,450,025 of which $5,472,029 related to appreciated securities and $22,004 related to depreciated securities.

At December 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income of $325,536, accumulated capital and other losses of $1,068,478 and unrealized appreciation of $5,450,628.

The tax character of distributions paid to shareholders during the years ended December 31, 2003 and December 31, 2002 respectively, were as follows: ordinary income $336,311 and $378,552.

As of December 31, 2003, the Fund had a capital loss carryforward of $1,067,201 available, $27,341 expiring December 31, 2006; $477,558 expiring December 31, 2008; $56,785 expiring December 31, 2009; $72,279 expiring December 31, 2010;
and $433,238 expiring December 31, 2011.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2003, the Fund intends to defer to January 1, 2004, for U.S. Federal income tax purposes, post-October currency losses of $1,277.

During the year ended December 31, 2003, as a result of the permanent book to tax differences, the Fund decreased undistributed net investment income by $55,581 and decreased accumulated net realized loss by $55,581. Net assets were not affected by this reclassification.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The  aggregate   shareholder   accounts  of  a  single  insurance   company  own
approximately 41% of the Fund.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy or sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligations or there are unanticipated movements of the foreign currency relative to the U.S. dollar. Realized and unrealized gains and losses from forward foreign currency contracts are included in realized and unrealized gains and losses from foreign currency transactions. At December 31, 2003, the Fund had no forward foreign currency contracts outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes. As of December 31, 2003, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $7,430.

NOTE 9--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. As of December 31, 2003, the Fund borrowed an average daily amount of $1,874 at a weighted average interest rate of 1.65% under the Facility. At December 31, 2003, there were no outstanding borrowings under the Facility.

NOTE 10--REPURCHASE AGREEMENT--Collateral for the repurchase agreement, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying repurchase agreement, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 11--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the United States Securities and Exchange Commission have requested and received information from the Adviser. The investigations are ongoing. At the present time, the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

NOTE 12--SUBSEQUENT EVENT--An income dividend of $0.22 per share was paid on January 30, 2004 to shareholders of record as of January 28, 2004 with a reinvestment date of January 30, 2004.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Worldwide Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Real Estate Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the "Fund"), including the schedule of portfolio investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Real Estate Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.



                                           /s/ Ernst & Young LLP








New York, New York
February 6, 2004

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED)


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                            NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                               PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                           FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                             OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                             BY TRUSTEE          HELD:
---------------------             --------------                          --------------      -------------------
INTERESTED TRUSTEES:

John C. van Eck, CFA+             Chairman, Van Eck Associates                 10             Chairman of the Board and
(9/15/15)                         Corporation and former Director of                          President of two other investment
Chairman and Trustee              Van Eck Securities Corporation                              companies advised by the Adviser
since 1985


Jan F. van Eck                    Director, Van Eck Associates                 10             Trustee of two other investment
(9/26/63)+*                       Corporation; President and Director,                        companies advised by the Adviser
Trustee since 2000                Van Eck Securities Corporation and
                                  other affiliated companies; President
                                  and Director, Van Eck Capital, Inc.;
                                  President and Director, Van Eck
                                  Absolute Return Advisers Corporation;
                                  Director, Greylock Capital Associates LLC


Derek S. van Eck(3)               President of Worldwide Hard Assets           10             Trustee of two other investment
(9/16/64)+*                       Fund series and the Worldwide Real                          companies advised by the Adviser
Trustee since 1999                Estate Fund series of Van Eck
                                  Worldwide Insurance Trust and the
                                  Global Hard Assets Fund series of
                                  Van Eck Funds; Executive Vice
                                  President, Director, Global Investments
                                  and President and Director of Van Eck
                                  Associates Corporation and Executive
                                  Vice President and Director of Van Eck
                                  Securities Corporation and other
                                  affiliated companies; Director, Greylock
                                  Capital Associates LLC

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,                                                      NUMBER OF
POSITION(S) HELD WITH             PRINCIPAL                         PORTFOLIOS IN
FUND AND LENGTH OF                OCCUPATION(S)                     FUND COMPLEX
SERVICE AS A VAN ECK              DURING PAST                       OVERSEEN            OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                       BY TRUSTEE          HELD:
---------------------             --------------                    --------------      -------------------
INDEPENDENT TRUSTEES:

Jeremy H. Biggs+                  Vice Chairman, Director                10             Trustee of two investment
(68)                              and Chief Investment Officer,                         companies advised by the
Trustee since 1990                Fiduciary Trust Company                               Adviser; Chairman, Davis Funds
                                  International                                         Group; Treasurer and Director,
                                                                                        Royal Oak Foundation; Director,
                                                                                        Union Settlement Association;
                                                                                        First Vice President, Trustee and
                                                                                        Chairman, Finance Committee,
                                                                                        St. James School

Richard C. Cowell                 Private investor                       10             Director, West Indies &
(6/13/27)#++                                                                            Caribbean Development Ltd.;
Trustee since 1985                                                                      Trustee of two other investment
                                                                                        companies advised by the Adviser

Philip D. DeFeo+                  Chairman, Pacific                      10             Trustee of another investment
(58)                              Stock Exchange                                        company advised by the Adviser
Trustee since 1998


David J. Olderman                 Private investor                       10             Trustee of two other investment
(8/19/35)#++                                                                            companies advised by the Adviser
Trustee since 1994


Ralph F. Peters                   Private investor                       10             Trustee of two other investment
(3/21/29)#++                                                                            companies advised by the Adviser
Trustee since 1987


Richard D. Stamberger             President and CEO, SmartBrief.com      10             Partner and Co-founder, Quest
(5/29/59)#++                                                                            Partners, LLC; Executive Vice
Trustee since 1994                                                                      President, Chief Operating Officer
                                                                                        and Director of NuCable Resources
                                                                                        Corporation; Trustee of two other
                                                                                        investment companies advised by
                                                                                        the Adviser

                           WORLDWIDE REAL ESTATE FUND
--------------------------------------------------------------------------------

Board of Trustees/Officers (unaudited) (continued)


TRUSTEE'S/OFFICER'S
NAME, ADDRESS(1),
DATE OF BIRTH,
POSITION(S) HELD WITH             PRINCIPAL
FUND AND LENGTH OF                OCCUPATION(S)
SERVICE AS A VAN ECK              DURING PAST                                           OTHER DIRECTORSHIPS
TRUSTEE(2):                       FIVE YEARS:                                           HELD:
---------------------             --------------                                        -------------------
OFFICERS:

Bruce J. Smith                    Senior Vice President and Chief                       Officer of two other
(3/15/55)                         Financial Officer, Van Eck Associates                 investment companies
Officer since 1985                Corporation, Van Eck Securities Corporation           advised by the Adviser
                                  and other affiliated companies


Alex W. Bogaenko                  Director of Portfolio Administration,                 Officer of two other
(4/13/63)                         Van Eck Associates Corporation and                    investment companies
Officer since 1997                Van Eck Securities Corporation                        advised by the Adviser


Charles T. Cameron                Director of Trading, Van Eck                          Officer of another
(3/30/62)                         Associates Corporation; Co-Portfolio                  investment company
Officer since 1996                Manager, Worldwide Bond Fund Series                   advised by the Adviser


Thomas H. Elwood+                 Vice President, Secretary and General                 Officer of two other
(8/11/47)                         Counsel, Van Eck Associates Corporation,              investment companies
Officer since 1998                Van Eck Securities Corporation and                    advised by the Adviser
                                  other affiliated companies


Susan C. Lashley                  Vice President, Mutual Fund Operations,               Officer of another
(1/21/55)                         Van Eck Securities Corporation and                    investment company
Officer since 1988                Van Eck Associates Corporation                        advised by the Adviser


----------
(1) The address for each Trustee/Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

(2) Each trustee serves for an indefinite term, until his resignation, death or removal. Officers are elected yearly by the Trustees.

(3)  Brother of Mr. Jan F. van Eck.

+ An "interested person" as defined in the 1940 Act. Jan van Eck and Derek van Eck are interested trustees as they own shares and are on the Board of Directors of the investment adviser.

* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.

++   Member of the Corporate Governance Committee.

# Member of Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.

+ The following Board members/Officers have resigned: Mr. Biggs, as of October 17, 2003; Mr. DeFeo, as of November 17, 2003; Mr. John C. van Eck, as of December 31, 2003; and Mr. Elwood, as of January 29, 2004.

                                                            [GRAPHIC OMITTED]
                                                        Retire on Your Terms(SM)
                                                           VARIABLE ANNUITIES
[LOGO OMITTED]                                                     *

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016    www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees and the Fund's Proxy Voting Policies is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com. 1998-0728-0039

Item 2. Code of Ethics

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

     The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $130,558 for 2003 and $130,479 for 2002.

b)   Audit-Related Fees

     Ernst & Young billed audit-related fees of $36,575 for 2003 and $13,788 for 2002.

c)   Tax Fees

     Ernst & Young billed tax fees of $8,160 for 2003 and $12,080 for 2002.

d)   All Other Fees

     None.

e) The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6.   Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies

     Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

     Not applicable for Annual Reports for the period ended December 31, 2003.

Item 10. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Real Estate Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Real Estate Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


Item 11. Exhibits.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE REAL ESTATE FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date March 8, 2004
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date March 8, 2004
     -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 8, 2004
     -------------